New Promise for Rare Disease Patients with Immune & Fibrotic Pathologies January 2016

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of Physiocrines and our product candidates, including Resolaris™ and iMod. Fc, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, and our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name and Resolaris™.  All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Tissue Restoration in Rare Diseases of Muscle & Lung Strong Team, Results Driven Physiocrine* Disruptive Opportunity Resolaris: One Protein Many Rare Diseases Autonomous Pipeline New biology, new therapeutic intervention points Natural modulators of immune & fibrotic pathways Immune/fibrotic nexus in rare muscle & lung diseases 1st in class muscle, lung & liver therapies from internal product engine Therapeutically promote tissue homeostasis and restoration iMod.Fc second product candidate in pipeline of patent protected, novel proteins Product & patient driven, rare disease expertise Unique investment thesis: rare disease business model based on newly discovered pathways aTyr Highlights *Proteins for life (physio) specific activity (crine)

Two weeks of treatment in Statin myopathy & Bleomycin IPF* models Resolaris Improves Muscle & Lung Immune/Fibrotic Components First Program Resolaris *Idiopathic Pulmonary Fibrosis (“IPF”), a subset of Interstitial Lung Disease (“ILD”)

Immuno/Fibrosis Modulation Pipeline

1st in class candidates for rare diseases with an immune or fibrotic component

PARADIGM SHIFT IN TREATMENTS



Therapeutic Focus
Discovery
Preclinical
Phase 1
Phase 1b/2
Rights
Muscle
Resokine Pathway
Lung
Liver
Resolaris Adult FSHD1
Resolaris LGMD2
Resolaris Early Onset FSHD
Resolaris Adult FSHD – Long-term safety extension study
Resolaris ILD3
iMod.Fc ILD
Liver
Worldwide
Worldwide
Worldwide
Worldwide
Worldwide
Worldwide

Patient Phenotype Focus

- Severe impact from disease with the potential for large treatment effect
- Subject to poor standard of care

[1] *Facioscapulohumeral Muscular Dystrophy*
[2] *Limb-girdle Muscular Dystrophy*
[3] *Interstitial Lung Disease*

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Leadership Team Experienced Industry Veterans Melissa Ashlock, M.D. SVP, Translational Medicine & Therapeutics John McKew, Ph.D. VP, Research Kelly Blackburn VP, Clinical Operations Andrew Cubitt, Ph.D. VP, Product Protection Sanuj Ravindran, M.D. Chief Business Officer John Blake, CPA VP, Finance John Mendlein, Ph.D. Chief Executive Officer Ashraf Amanullah, Ph.D. VP, Manufacturing

Discovery of Physiocrine Proteins: Alternative Splicing of Ancient Genes Leads to New Biology

Dual Roles of tRNA Synthetases: Protein Synthesis & Potential for Physiological Regulation

GENETIC BASIS OF PHYSIOCRINES

tRNA Synthetases:	Intracellular Function:	Extracellular Function:
In all cellular life forms	23 genes in humans	~300 Physiocrines
4 billion years old	*Protein synthesis*	*Splice variants offer new biology*

Physiocrine Regions of tRNA Synthetase displayed in a gene


bacteria
worm
fish
human

Intracellular
(Original Primordial Function)

Protein Synthesis (retained in all species)



Extracellular Physiological
(Systems Evolved with Species)

- Regenerative Systems (worm)
- Vascular Systems (fish)
- Immune Systems (human)

Therapeutic Opportunities

Augment Homeostatic Pathways by Administering Physiocrine Proteins

Orchestrate multiple physiological processes

Focus on Immuno- & Fibro-modulation

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Primer on Physiocrines Potential for novel physiological modulation in disease Extracellular functions of intracellular tRNA synthetases New class of modulators of tissue homeostasis Conserved, genetic gain of function over time ~300 proteins varying in size (40-500AA) Work via GPCRs, TLRs, cytokine receptors & other proteins Not glycosylated & non-canonical leader sequences At least 14/23 members of family with disease connections Potential for tissue-by-tissue homeostasis products Muscle Heart Liver Brain/CNS Lung Physiocrine Discovery

Physiocrine Mutations in Disease Organ Phenotypes Genetic Evidence of the Importance Of Physiocrines No mutations reported to date (6) CNS Muscle Heart Eye/Ear Liver Lung Domain location of mutation: Physiocrine Catalytic (may overlap with Physiocrine domain) tRNA synthetases targeted by autoantibodies

Leading Journal Publications: Science & Nature Published in Lo et al., Science, 2014; Weiwei, He, et al., Nature 2015. Graphics are visual representations for illustrative purposes.

The First Physiocrine, the Resokine Pathway: Potential New Therapies in Rare Muscle & Lung Diseases

Molecules of the Resokine Pathway

RESOKINE FRANCHISE

New hope for rare muscle & lung disease patients

Resokine* Pathway Discovery:

- Immuno-modulatory & fibro-modulatory activity via in vivo screening
- Clinical correlates with Jo-1 Ab phenotype: myopathy & ILD where we believe the pathway is disrupted


Naturally occurring Physiocrines**
Engineered Physiocrine
Resolaris™
(slightly truncated from wildtype)
iMod
(splice variant)
iMod.Fc

Therapeutic applications with a Jo-1 Ab phenotype:

- Rare myopathies with an immune component (RMICs)
- Rare pulmonopathies with an immune component (RPICs)
  - Pursuing subsets of ILD

*Resokine (name for extracellular HARS, a tRNA Synthetase)

**Zhou et al, JBC, 2014

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aTyr unpublished data Ability to Treat Immune Cell Invasion in Muscle Control Statin days 1-14 (toxic dose) 0.3 mg/kg Resolaris days 7-14 Statin days 1-14 1.0 mg/kg Resolaris days 7-14 Statin days 1-14 3.0 mg/kg Resolaris days 7-14 Statin days 1-14 Resolaris Preclinical ê Cytokines, ê T-cells and ê Monocytes with Resolaris administration Myopathy model: in vivo Resolaris effects

Three week rodent model, two weeks of therapeutic treatment Resolaris: Active In Lung Inflammation & Fibrosis Model Experimental data provided by Stelic CRO CT scans taken at day 14, lung histology taken at day 21 * Activity of mouse Resolaris (3mg/kg) vs vehicle control Pulmonary Inflammation and Fibrosis Induced with Bleomycin Promising therapeutic activity* Compared favorably to Pirfenidone Promising Therapeutic Activity Resolaris

Clinical Development of Resolaris: Harnessing a Natural Pathway to Treat Multiple Muscle & Lung Diseases

Multiple opportunities for clinical advancement Staging Rare Muscle & Lung Disease Indications Clinical Path for Resolaris™ & iMod.Fc Early Onset FSHD Limb Girdle Muscular Dystrophy Interstitial Lung Disease Resolaris Clinical FSHD Resolaris or iMod.Fc To establish safety and tolerability in patients Resolaris Healthy Volunteer Trial Completed Adult FSHD completed dosing

Resolaris for Multiple Muscle Indications

Rare myopathies with an immune component (RPIC)

RESOLARIS CLINICAL

	Facioscapulohumeral Muscular Dystrophy (FSHD)	Limb-girdle Muscular Dystrophy 2B (LGMD2B)
Pathology	▪ Immune component (e.g. T cells) ▪ Toxic gain of function mutation (Dux4 protein) ▪ Muscle-by-muscle progression; MRI assessable	▪ Immune component (e.g. T-cells) ▪ Toxic loss of function mutation (dysferlin) ▪ Muscle group progression; MRI assessable
Clinical	▪ Debilitating muscle weakness ▪ Difficulty raising arms, foot drop when walking ▪ May have visual or auditory impairment	▪ Debilitating muscle weakness ▪ Challenges moving limbs ▪ May have respiratory insufficiency
Standard of care	▪ No therapeutic treatments ▪ Only supportive care provided	
Trials	▪ **Adult FSHD P1b/2 completed dosing in cohort 3** ▪ **Early onset FSHD P1b/2 trial initiated 4Q15** ▪ Explore safety, tolerability, and activity	▪ **P1b/2 trial initiated in 4Q15** ▪ **First patients dosed** ▪ Explore safety, tolerability, and activity

Similar clinical phenotype to Jo-1 Ab disease as both are sometimes misdiagnosed as either polymyositis or Jo-1 Ab Phenotype

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LGMD2B Disease Progression Case History

Steroid-induced myopathy

Age	<15	16 – 18		19 – 27		28 - 34
	First symptoms	Misdiagnosed w/ polymyositis	LGMD2B Diagnosis	Part time wheelchair-bound	Full time wheelchair-bound	Full dependency due to severe physical disability
	• Walks normally, active childhood	• Abnormal gait • Knees locked • Difficulty climbing stairs	• Difficulty rising from a chair, raising hands above head • Uses a cane and leg braces	• Slight improvement when steroids stopped • Unable to rise from a chair	• Requires assistance in daily living	• Unable to turn over in a bed or raise hands above head • Uses service dog for daily activities



https://www.youtube.com/watch?v=JLqHis1yPUI
http://mwtn2013blisswelch.blogspot.com/

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Early Onset FSHD Case History

Age	<6	6 – 12		12 – 18		18 - 24
Milestone	First symptoms	Diagnosed age 8 with FSHD	Diagnosed with scoliosis	Part time wheelchair-bound	Full time wheelchair-bound	Full dependency due to severe physical disability
Symptoms	• Normal early childhood	• Muscle weakness and early speech impediment • Difficulty forming facial expressions	• Weakness in the lower back/curvature of the spine • Leg muscle weakness/walking with a limp	• Lower limb muscle weakness/walker or chair • Development of severe speech impediment	• Foot drop and loss of ability to stand/multiple falls	• Requires full-time use of wheelchair and assisted living



http://www.theguardian.com/lifeandstyle/2009/may/28/muscular-dystrophy-disability-fshd

Climbing Mountains; Sarabjit Parmar, 2014

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Quadriceps Immunologically driven disease progression assessed by MRI Monitoring Muscle-by-Muscle Disease Phenotype Frisullo et al., J Clin. Immunol., 2011; Also based on unpublished work and communications with investigators and KOLs Conversion to Fat/atrophy T1 for Fat/atrophy MRI Endpoints: T2 for Immune Activity Transition to Immune Activity Disease Progression Clinical Status Functional Mild weakness Severe weakness Biopsy Normal Immune cell invasion Fatty infiltration Resolaris Clinical Intervention Point

Exploratory Study of Resolaris in Adult FSHD

Phase 1b/2 randomized, double-blind, placebo controlled, multiple ascending dose

RESOLARIS CLINICAL


Cohort 1
n = 4
0.3 mg/kg
Weekly IV
COMPLETED
Cohort 2
n = 8
1 mg/kg
Weekly IV
COMPLETED
Cohort 3
n = 8
3 mg/kg
Weekly IV
COMPLETED
Cohort 4
n = 12
Optional
Cohort 5
n = 12
Optional
Long-term Safety Extension Study
3 mg/kg
Weekly IV
ON-GOING
Muscle & Patient Assessments
Immunology Assessments
Placebo
Three Months Dosing
Follow-Up
MRI Surveillance Scan
Targeted MRI
Targeted MRI
Targeted MRI
MRI Surveillance Scan

At approximately the end of 1Q 2016 safety, tolerability & activity data

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Phase 1b/2 open-label, intra-patient dose escalation study LGMD2B/FSHD: Exploratory Study of Resolaris Immunology Assessments Muscle & Patient Assessments Three Month Dosing Resolaris Clinical ON-GOING Placebo FSHD n = up to 4 LGMD & FSHD n = up to 4 n = up to 4 Week 10-13 3 mg/kg Twice weekly IV Week 1 Placebo Week 2-9 Intra-patient dose escalation 0.3 – 1.0 mg/kg Weekly IV Week 2-9 Intra-patient dose escalation 0.3 – 3.0 mg/kg Weekly IV Week 1 Placebo Week 10-13 1 mg/kg Twice weekly IV MRI Surveillance Scan MRI Surveillance Scan Targeted MRI Targeted MRI Targeted MRI Targeted MRI

Phase 1b/2 open-label, intra-patient dose escalation study Early Onset FSHD: Exploratory Study of Resolaris Week 1 Placebo Week 2-13 Intra-patient dose escalation 0.3 – 3.0 mg/kg Weekly IV Resolaris Clinical ON-GOING Early Onset FSHD n = up to 16 Stage 1 Ages 16-25 n = up to 8 Immunology Assessments Muscle & Patient Assessments Three Month Dosing Placebo MRI Surveillance Scan MRI Surveillance Scan Week 2-13 Intra-patient dose escalation 0.3 – 3.0 mg/kg Weekly IV Week 1 Placebo PLANNED Stage 2 Ages 12-15 n = up to 8 (≤ 10 as age of disease onset)

Resolaris: One Product, Multiple Rare Diseases

Promise for grave, recalcitrant myopathy patients

COMMERCIAL


19,000 US
FSHD
16,000 US
LGMD
6000
5000
4000
3000
2000
1000
0
Infantile onset FSHD
Severe early/late onset FSHD
LGMD 2A*
LGMD 2B*
LGMD 2I*
Other LGMD*


16,000 US
DMD
16000
14000
12000
10000
8000
6000
4000
2000
0
51
Other exons
50
52
44
53
45
DMD exon 51
DMD other

- Leverage registries, sites and advocacy groups to access FSHD/LGMD patients
- Leverage sites for indication expansion
- Common physician base for patient ID, prescribing and clinical development in RMICs

***FSHD**: Average prevalence rates of FSHD are approximately 1/17,000. Applying this rate to the US population based on recent census data equals approximately 19,000.*
***LGMD:** 16,000 cases estimated in US population. 1/20,000 Wickland and Kissel, Neural. Clin. 2014. Relative Prevalence of Limb Girdle Muscular Dystrophies in the United States Population. Wicklund et al., Neurology 2013.*
***DMD:** Prevalence of approximately 5/100,000. Orphanet Report Series - Prevalence of rare diseases: Bibliographic data - May 2014 - Number 1*

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Two Molecules Active in Lung Models: Resolaris & iMod.Fc

Severe, rare disorders with high unmet medical need

RESOLARIS CLINICAL

Interstitial Lung Disease
> 80 RPIC Forms

Pathogenesis	▪ Lung damage leading to alveolar inflammation or fibrosis ▪ Worst prognosis: lower DLCO and rapid decline of DLCO over three years
Clinical manifestations	▪ Shortness of breath and cough ▪ Specific chest radiographic abnormalities ▪ Decreased lung volume noticed in pulmonary function tests
Standard of care	▪ O_2, pulmonary rehab ▪ Immunosuppressive (cyclophosphamide with low dose prednisone) ▪ Lung transplant
Upcoming Trials	▪ **Expect to initiate exploratory P1b/2 trial with iMod.Fc (2017) and/or Resolaris (by the end of 2016)** ▪ Evaluating appropriate forms of ILD ▪ Goal is to explore safety, tolerability, biological and clinical activity

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An Engineered Physiocrine for Lung Disease: iMod.Fc

New TPP to open more lung indications

RESOKINE FRANCHISE

Rationale for iMod.Fc*:

- Resolaris TPP: Weekly dosing; limits lung applications
- Develop molecule for new TPP: potentially once-monthly dosing

Product Concept:

- Two iMod domains per Fc of an antibody
- Extend exposure to hit TPP

Preclinical Path and Goals:

- Industry proven model of IPF (approved drugs: Pirfenidone & Nintedanib)
- *E. coli* produced for low COGs
- Show immuno- & fibro- modulatory activity
- Show safety at higher doses

Potential Therapeutic applications:

- Rare pulmonopathies with an immune component (RPICs)
- Broader reach into RPICs and interstitial lung disease (ILD) indications


Rare Pulmonopathies with an Immune Component ("RPICs")
Lung

** iMod.Fc refers to immunomodulatory domain of HARS fused to an Fc region of an antibody*

TPP = Target Product Profile

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iMod.Fc Fc (human antibody) iMod (100% identical to human wildtype)

Second Ind Candidate iMod.Fc 1/250th of Pirfenidone dose Better than 10 TGFβ Ab doses Established IPF rodent model Improves inflammation & fibrosis Differentiated mechanism Two iMod.Fc Doses Outperform 28 Pirfenidone Doses * *The Ashcroft scale for the evaluation of bleomycin-induced lung fibrosis is the analysis of stained histological samples by visual assessment

Non-GLP double-dose study No clinical observations No pro-inflammatory cytokine signal Attractive PK iMod.Fc: Non-Human Primate and Rodent PK and Safety Supports potential for monthly dosing in patients Non-Human Primates Rodents Non-GLP toxicology 1-month study at dose level 25x efficacious dose No pro-inflammatory cytokine signal No clinical observations No changes in body or tissue weights 14 tissues examined microscopically; all normal Attractive PK

Building a New Class of Therapeutics: Foundation for the Future

Broad IP Protection for Physiocrine Composition of Matter Resolaris Program Strategic Assets for Programs and Class Global Patent Estate ~300 Physiocrines discovered Over 200 Physiocrines interrogated via protein expression and functional assays >200 pending applications worldwide 70 issued or allowed patents Claims to therapeutic compositions to block competitors Therapeutic compositions and methods of use including full length proteins Antibodies with selective binding specificity to a Physiocrine US Patent protection to 2033, without patent extensions Composition of matter patents issued or allowed in the US and Europe Comprised of a number of patent families including U.S. Patent No. 8,835,387 covering Resolaris Protecting The Future

Opportunity to own a new class of meaningful medicines Revolutionary Drugs Leveraging New Biology Pioneer New biology Insulin First product 1923 1968 1989 Coagulation factors Erythropoietin Enzyme replacement therapy TNF pathway VEGF pathway Complement pathway Physiocrine pathway 1990 1998 2004 2007 Meaningful Medicines

Immuno/Fibrosis Modulation Pipeline

POTENTIAL FIRST-IN-CLASS MEDICINES



Therapeutic Focus
Discovery
Preclinical
Phase 1
Phase 1b/2
Status[1]
Muscle
Resokine Pathway
Resolaris in Adults with FSHD
Resolaris LGMD
Resolaris Early Onset FSHD
Resolaris Adult FSHD – Long-term safety extension study
Expect initial data cohorts 1-3 at approx. the end of 1Q16
Initiated P1b/2 in 4Q 2015
Initiated P1b/2 in 4Q 2015
Initiated P1b/2 in 3Q 2015
Lung
Resolaris ILD
iMod.Fc ILD (2nd IND Candidate)
Expect to initiate P1b/2 with iMod.Fc (2017) and/or Resolaris (by the end of 2016)
Liver
Liver

[1] *The expected timing of the anticipated next milestones for our clinical programs for Resolaris in FSHD, LGMD and RPIC is based on our current estimates and is subject to change based upon a variety of risk factors.*

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Thank You